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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 5, 2004

INFINIUM LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware

0-50535

65-1048794

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

2033 Main Street, Suite 309, Sarasota, Florida

34237

(Address of Principal Executive Offices)

(Zip Code)

(941) 917-0788

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Explanatory Note

The registrant hereby amends its Current Report on Form 8-K dated January 5, 2004, filed on January 20, 2004, and as amended on March 22, 2004, to amend Item 7 to amend the financial statements of the business acquired and the pro forma financial information required by Item 7 of Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.

The following financial statements of Infinium Labs Operating Corporation (formerly Infinium Labs Corporation, “Old Infinium”) are included in this filing:

Independent Auditors’ Report

Balance Sheet as of October 31, 2003

Statement of Operations for the period December 9, 2002 (inception) to October 31, 2003

Statement of Cash Flows for the period December 9, 2002 (inception) to October 31, 2003

Statement of Stockholders’ (Deficit) for the period December 9, 2002 (inception) to October 31, 2003

(b)

Pro Forma Financial Information.

The following pro forma financial information is included in this filing:

Unaudited pro forma Balance Sheet

Unaudited pro forma Statement of Operations

INFINIUM LABS CORPORATION

____________________________________

FINANCIAL STATEMENTS

together with

INDEPENDENT AUDITORS' REPORT

INFINIUM LABS CORPORATION

____________________________________

FINANCIAL STATEMENTS

together with

INDEPENDENT AUDITORS' REPORT

PAGE

INDEPENDENT AUDITORS’ REPORT	1

FINANCIAL STATEMENTS -

BALANCE SHEET	2

STATEMENT OF OPERATIONS	3

STATEMENT OF CASH FLOWS	4

STATEMENT OF STOCKHOLDERS’ (DEFICIT)	5

NOTES TO FINANCIAL STATEMENTS	6-11

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Infinium Labs Corporation

Sarasota, Florida

We have audited the accompanying balance sheet of Infinium Labs Corporation (a Development Stage Company), as of October 31, 2003, and the related statements of operations, cash flows and stockholders’ (deficit) from December 9, 2002 (inception) to October 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Infinium Labs Corporation at October 31, 2003 and the result of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note A, the Company has been in the development stage since its inception on December 9, 2002. Realization of a major portion of the assets is dependent upon the Company’s ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

BAUMANN, RAYMONDO & COMPANY, P.A.

Tampa, Florida

December 11, 2003, except for Note F

as to which the date is January 26, 2004

INFINIUM LABS CORPORATION
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
OCTOBER 31, 2003

ASSETS

CURRENT ASSETS
Cash	$42
Shareholder receivable, net of allowance of $0	3,314

TOTAL CURRENT ASSETS	3,356

FURNITURE AND EQUIPMENT, net of depreciation of $675	62,989

DEFERRED OFFERING COSTS	11,239

TOTAL ASSETS	$77,584

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses Litigation payable Accrued legal fees	$84,467 100,000 418,593
Shareholder loan	4,940
Convertible promissory note	100,000

TOTAL LIABILITIES	708,000

STOCKHOLDERS' (DEFICIT)
Common stock, $.001 par value, 24,000,000 shares
Authorized 20,871,488 shares issued and outstanding	20,871
Additional paid-in capital	1,637,359
Deficit accumulated during the development stage	(2,270,129)
(611,899)
Less: Common stock subscribed	(18,517)
Total stockholders’ (deficit)	(630,416)

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)	$77,584

Read independent auditors' report.
The accompanying notes are an integral part
of these financial statements.

INFINIUM LABS CORPORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 9, 2002 (INCEPTION) TO OCTOBER 31, 2003

REVENUE	$-

OPERATING EXPENSES
Professional fees	637,737
Advisory fees	349,529
Development costs	259,407
Consulting fees	338,247
Litigation expense	200,000
Travel and entertainment	106,523
Marketing	65,789
Commissions	96,084
Advertising	45,691
Website development	41,558
Telephone	31,302
Internet costs	26,518
Office supplies	29,729
Printing and reproduction	12,655
Taxes and licenses	12,610
Miscellaneous	12,212
Postage and delivery	3,863
Depreciation	675

TOTAL OPERATING EXPENSES	2,270,129

LOSS BEFORE INCOME TAXES	(2,270,129)

INCOME TAXES	-

NET LOSS	$(2,270,129)

Read independent auditors' report.
The accompanying notes are an integral part
of these financial statements.

INFINIUM LABS CORPORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE PERIOD DECEMBER 9, 2002 (INCEPTION) TO OCTOBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss					$(2,270,129)
Adjustments to reconcile net loss to cash (used) in
operating activities:
Depreciation					675
Common stock issued for services					1,113,005
Decrease (increase) in current assets:
Shareholder receivable					(3,314)

Increase (decrease) in current liabilities
	Accounts payable and accrued expenses Litigation payable Accrued legal fees Convertible promissory note				84,467 100,000 418,593 100,000
Total adjustments					1,813,426

	Net cash (used) in operating activities				(456,703)

CASH FLOWS (USED) IN INVESTING ACTIVITIES

Purchase of furniture and equipment					(63,664)

CASH FLOWS FROM FINANCING ACTIVITIES
Shareholder loan					4,940
Proceeds from sale of common stock					526,708

Deferred offering costs					(11,239)

Net cash provided by investing activities					520,409

NET INCREASE IN CASH					42

CASH, BEGINNING OF PERIOD					-

CASH, END OF PERIOD					$42

Read independent auditors' report.
The accompanying notes are an integral part
of these financial statements.

INFINIUM LABS CORPORATION
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' (DEFICIT)
FOR THE PERIOD DECEMBER 9, 2002 (INCEPTION) TO OCTOBER 31, 2003

				DEFICIT
				ACCUMULATED
				DURING THE
	COMMON STOCK		PAID-IN	DEVELOPMENT
	SHARES	AMOUNT	CAPITAL	STAGE	TOTAL

BALANCE, DECEMBER 9, 2002	-	$-	$-	$-	$-

Issuance of common stock for cash	19,930,188	19,930	525,295	-	545,225

Issuance of common stock for services	941,300	941	1,112,064	-	1,113,005

Common stock subscribed	-	-	-	-	(18,517)

Net (loss) for the period	-	-	-	(2,270,129)	(2,270,129)

BALANCE, OCTOBER 31, 2003	20,871,488	$20,871	$1,637,359	$(2,270,129)	$(630,416)

Read independent auditors' report.
The accompanying notes are an integral part
of these financial statements.

INFINIUM LABS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2003

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Infinium Labs Corporation ("Infinium") a Delaware corporation located in Sarasota, Florida organized on December 9, 2002, is a development stage company, and as such has devoted most of its efforts since inception to developing its business plan, issuing common stock, raising capital, establishing its accounting systems and other administrative functions.

Infinium is positioned to be a leader in the “pervasive gaming/interactive entertainment” market by introducing, marketing and selling the first combination game console and broadband gaming network, Phantom Game Console™ and PhantomNet VPGN™. The console and network allows consumers to search, preview, purchase and play a large selection of interactive entertainment (video games) online. Infinium’s mission is to provide users with the ultimate gaming experience by developing a leading edge video game console and an online game service that provides on-demand access to an extensive selection of games and interactive entertainment via a broadband Internet connection.

Furniture and Equipment

Furniture and equipment are stated at cost. Maintenance and repairs are charged to operations when incurred. Depreciation of furniture, equipment and software is calculated using the straight-line method based on assets' estimated useful lives as follows:

Computer equipment	3 years
Office furniture and equipment	5 years
Leasehold improvements	5 years

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

Infinium records its federal and state tax liability in accordance with Financial Accounting Standards Board Statement No. 109 “Accounting for Income Taxes”. The deferred taxes payable are recorded for temporary differences between the recognition of income and expenses for tax and financial reporting purposes, using current tax rates.

Deferred assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

INFINIUM LABS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2003

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes (Continued)

Since its inception, Infinium has an accumulated loss of $2,270,129 for income tax purposes, which can be used to offset future taxable income through 2023. The potential tax benefit of this loss is estimated as follows:

Future tax benefit	$771,843
Valuation allowance	(771,843)
Net tax benefit	$0

As of October 31, 2003, no deferred tax assets or liabilities are recorded in the accompanying financial statements.

Advertising Costs

Infinium expenses the production cost of advertising the first time the advertising takes place.

Fiscal Year

The Company elected October 31 as its fiscal year end.

NOTE B - SHAREHOLDER RECEIVABLE

Shareholder receivable represents amounts advanced to a shareholder. The receivable is not evidenced by formal agreement and is non-interest bearing.

NOTE C - DEFERRED OFFERING COSTS

Infinium has a Private Placement Memorandum in place that will close at the earliest of subscribing the maximum amount of subscriptions received for its Class A common stock (1,000,000) or December 31, 2003. In connection with this placement, any placement costs (consisting of legal, accounting and filing fees) will be netted against the proceeds from the placement in the event the placement is successful. In the event the placement is unsuccessful or abandoned, any placement costs will be expensed. Costs incurred to date in connection with the placement aggregated $11,239 at October 31, 2003. Total proceeds received from the Private Placement closing on December 31, 2003 aggregated $556,455 with the issuance of 556,455 of its Class A common stock.

INFINIUM LABS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2003

NOTE D - COMMITMENTS AND CONTINGENCIES

Distribution Agreement

Infinium signed a distribution agreement with Riverdeep, Inc. (“Riverdeep”) that will allow Infinium to market Riverdeep’s extensive catalog of award-winning video games and edutainment software on the Phantom Game System.  The agreement expires on March 30, 2006 and authorizes Infinium to distribute Riverdeep’s products, via the Phantom Game Service or pre-load, onto the Phantom Game Receiver.  The titles will be available to subscribers of the Phantom Game Service on both a pay-per-play and pay-to-own basis.

The agreement with Riverdeep requires Infinium to make the following guaranteed, non-refundable, irrevocable, non-transferable license fees as follows:

March 30, 2004	$50,000
June 30, 2004	50,000
September 30, 2004	125,000
Total	$225,000

In addition, Infinium incurs license fees with respect to each unit of product distributed.  These per unit license fees shall be applied against the aforementioned guaranteed license fees.  Once the guaranteed license fees have been earned down and recouped by Infinium, then Infinium shall pay directly to Riverdeep the per unit license fees for every unit of product it distributes.  The per unit unlimited license (pay-to-own) fee ranges from $6.50 to $28.00 per title.  The per unit limited license (pay-per-play) fee equals fifty percent (50%) of Infinium’s revenue realized from the limited licenses granted to end users.

As the company has not commenced sales of the game system and there is no definitive way to determine the future economic benefit associated with the payments for the guaranteed license fees, the company has expensed the guaranteed license fees as incurred.  Since the periods presented on the accompanying financial statements are from December 9, 2002 (inception) through October 31, 2003, no guaranteed license fees had been incurred during this reporting period and, therefore, no expense was reported for these guaranteed license fees on the accompanying financial statements.

In the event that the per unit license fees exceed the guaranteed license fees, those per unit license fees will be expensed as incurred.  Accordingly, the corresponding revenue related to the product distribution will be recognized as earned.

INFINIUM LABS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2003

NOTE D - COMMITMENTS AND CONTINGENCIES (CONTINUED)

LEASES

Infinium leases office space in Sarasota, Florida (starting September 18, 2003) and Richardson, Texas (starting December 15, 2003) under operating leases that expire in 2009 and 2007, respectively. Minimum future rental payments under these leases are as follows:

Year ending October 31,	Amount
2004	$ 213,312
2005	255,341
2006	271,914
2007	240,426
2008	243,488
Thereafter	134,134
$ 1,358,615

The Florida lease provides for a renewal option of 5 years at a rental rate equal to the last year of the initial term with an increase equal to the Consumer Price Index not to exceed 5%. Rent expense for the period ended October 31, 2003 was $0.

LITIGATION

Infinium and its majority shareholders and officers are a defendant in a lawsuit filed by one of its competitors for alleged theft of intellectual property and fraud. The suit asks for actual and treble damages totaling $1,860,000. Outside counsel for Infinium has advised that a favorable outcome is unlikely and that a settlement in the form of cash and a convertible promissory note in the amount of $100,000 and $100,000, respectively, would be owed as part of the settlement. Accordingly, a provision for the settlement of $200,000 in the form of cash and convertible promissory note has been charged to operations in the accompanying financial statements. The promissory note is non-interest bearing and must be paid or converted into common shares if Infinium has an anticipated merger with a corporation that has common stock trading on the over-the-counter or similar exchange within 241 days from the date of the note, or the liquidated damages total $150,000.

On October 27, 2003, SensAble Technologies, Inc. filed a complaint against Infinium in the U.S. District Court for the District of Delaware, alleging federal trademark infringement, federal trademark dilution, federal unfair competition, and Delaware common law unfair competition regarding the trademark “Phantom”. The complaint seeks damages, injunctive relief against Infinium’s use of the name “Phantom”, surrender of the Company’s website www.phantom.com withdrawal of trademark applications for the “Phantom” mark and other unspecified damages. The Company believes they have meritorious defenses against these claims and intend to defend themselves vigorously. In December 2003, Infinium filed a response to the suit denying all of the claims and seeking dismissal of the suit in summary judgment. Regardless of the outcome, this litigation could result in significant expense and diversion of management time and other resources. If SensAble successfully asserts its claims, Infinium may need to change or end the use of the name “Phantom” in its products or modify their use of the “Phantom” name, and may be forced to pay damages to SensAble.

INFINIUM LABS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2003

NOTE E - EMPLOYEE   BENEFIT PLAN

Infinium started the 2003 Stock Incentive Plan ("2003 Plan"). The Plan provides for grants of Incentive Stock Options to employees. These Options generally become exercisable at a rate of twenty percent per year. During the period ending October 31, 2003 no options were issued.

Infinium accounts for the Plan under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” under which no compensation has been recognized.

NOTE F - SUBSEQUENT EVENTS

EMPLOYMENT AGREEMENTS

On November 1, 2003, Infinium entered into an employment agreement with its President/Chief Operating Officer that automatically renews for a one year period on each anniversary date unless Infinium or the employee agree to terminate the agreement within three months prior to the anniversary date. The agreement provides for an initial minimum annual salary of $200,000 for the initial year and $250,000 per year thereafter. The employee was also awarded 432,000 shares of Infinium’s Class A common stock under a shareholder vesting agreement that allows the shares to vest 1/36th on each monthly anniversary. The agreement also has a repurchase provision that allows Infinium to repurchase the shares under certain conditions.

Employment Agreements (Continued)

On January 3, 2004, Infinium entered into an employment agreement with its Executive Vice President of Channel Sales for a period of three years unless Infinium or the employee agree to terminate the agreement within three months prior to the anniversary date The agreement provides for an initial minimum annual salary of $125,000 which increases to $175,000 upon Infinium closing its second round financing or June 1, 2004 which ever occurs earlier.

Convertible Debenture

On November 17, 2003, Infinium received $250,000 in the form of a 20% secured convertible debenture that matures on February 28, 2004 and is guaranteed by Infinium’s Chairman and Chief Executive Officer. Maximum borrowings available under the debenture agreement are $750,000. The debenture is secured by all of Infinium’s assets and is convertible in its entirety at the option of the holder into Infinium’s Class A common stock at a conversion price of $1.00.

INFINIUM LABS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2003

NOTE F - SUBSEQUENT EVENTS (CONTINUED)

Reverse Merger Method Of Accounting

On December 24, 2003, the Company entered into an agreement and plan of merger with Global Business Resources, Inc. (Global) whereby the Company will merge into Global and will be the surviving corporation as a wholly-owned subsidiary of Global. In accordance with accounting principles generally accepted in the United States of America, Global’s acquisition of Infinium will be accounted for as a reverse merger. As a result, Infinium will be treated as the acquiring entity and Global treated as the acquired entity for accounting purposes.

On January 5, 2004, the merger was consummated pursuant to the Agreement and Plan of Merger dated December 24, 2003.  As a result of the merger, Infinium Labs Corporation became a wholly owned subsidiary of Global Business Resources, Inc., a publicly held company.

In conjunction therewith, the Company now operates under the name of Infinium Labs, Inc. and effective January 9, 2004, is trading on the over-the-counter (OTC) market under the trading symbol “IFLB”.

Stock Issuance

On January 7, 2004, Infinium issued 114,500 shares of its Class A common stock in a private placement for consideration of $5.00 per share.

Stock Dividend

On January 7, 2004, the Board of Directors declared a stock dividend of 4 shares of Class A common stock for each share of common stock outstanding on January 19, 2004.

Stock Issuance

On January 22, 2004, Infinium issued 1,090,000 shares of its Class A common stock for consideration of $1.00 per share.

Financing Commitment

On January 26, 2004, Infinium announced that it has received a $15 million financing commitment. The financing, subject to certain conditions, will be provided by SBI-Brightline VI, LLC, an affiliate of SBI-USA, LLC and Infinium Investment Partners, LLC, an affiliate of Trilogy Capital Partners, Inc. Pursuant to the terms of the financing, SBI-Brightline VI and Infinium Investment Partners each have agreed to purchase 1 million shares of Common Stock of Infinium Labs at an average share price of $7.50, representing a total financing commitment of $15 million. Among other conditions, the financing is contingent on the effectiveness of a Registration Statement with the Securities and Exchange Commission covering the resale of the shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 8, 2004

INFINIUM LABS, INC.

                                          By:/s/Timothy M. Roberts

                                             Chairman and Chief Executive Officer and

                                             Acting Chief Financial Officer

                                             November 8, 2004